                                                                    EXHIBIT 99.1


(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                            (THE WINTER GROUP LOGO)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                  JULY 19, 2005


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
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                               IMPORTANT NOTICES


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LTV :                                 FIXED $       2/28 $       3/27 $        5/25 $       OTHER     MH STRATIFICATION:
                          Below 70   35,584,515   17,342,323   6,784,344     7,841,562    1,250,000   Total Balance
                       70.01 TO 75   13,842,858   5,865,604    1,081,490     3,710,750     300,721    % Pool Balance
                       75.01 TO 80  129,493,174   66,242,174   21,489,644    34,108,882    701,624    Ave. FICO
                       80.01 TO 85   11,648,832   7,595,888    1,753,984      993,497         0       Ave. LTV
                       85.01 TO 90   9,040,472    6,992,720    2,065,978      397,200         0       % Full Docs
                       90.01 TO 95   3,227,864    3,328,016    1,142,991      463,005         0
                      95.01 TO 100    626,563      589,831     1,016,930         0            0       SILENT SECONDS STRATIFICATION
                       100.01 plus                                                                    Total Balance
                                                                                                      % Pool Balance
FICO                                                                                                  Ave. FICO
                         BELOW 549   2,514,420    6,887,198    2,399,282      348,000         0       Ave. LTV
                        550 TO 574   11,432,441   4,233,866     665,537          0            0       % Full Docs
                        575 TO 599   13,738,978   8,785,593    1,904,698      200,000         0
                        600 TO 624   24,314,629   15,085,628   1,815,275     5,371,020     750,000    SECOND LIEN STRATIFICATION:
                        625 to 649   22,356,532   13,935,997   3,822,074     4,603,211     324,000    Total Balance
                        650 TO 674   28,489,491   16,798,024   3,424,336     5,161,200     300,721    % Pool Balance
                        675 TO 699   39,446,523   17,002,351   10,589,838    10,549,543       0       Ave. FICO
                          700 PLUS   61,171,265   25,227,901   10,714,320    21,281,923    877,624    Ave. LTV
                                                                                                      % Full Docs
PROPERTY TYPE:
            SINGLE-FAMILY DETACHED  132,269,476   74,220,358   26,436,414    34,706,701    750,000    LTV ABOVE 90 STRATIFICATION:
                               PUD   11,477,778   10,589,162   3,442,177     3,446,143     500,000    Total Balance      10,395,200
                             CONDO    9,113,497    6,231,639    2,679,609     3,778,813        0      % Pool Balance           2.62
                    3+ FAMILY DET.   29,802,389   7,954,155     476,883      1,969,500     616,436    Ave. FICO                 650
                MANUFACTURED HOUSE    336,956      320,947         0             0            0       Ave. LTV                95.46
                             OTHER   20,464,181   8,640,297    2,300,277     3,613,740     385,910    % Full Docs            69.72%

PURPOSE:
                          PURCHASE  112,429,833   68,864,279   15,790,591    33,610,376   1,627,624
               REFINANCE RATE/TERM   13,018,188   7,243,487    2,196,718     1,763,500        0
  CASH OUT REFI (COF) BELOW 70 LTV   22,313,766   7,317,394    5,479,844     3,518,300        0
          COF WITH LTV 70.01 TO 75   7,938,621    2,073,828     678,636      1,199,500     300,721
          COF WITH LTV 75.01 TO 80   30,864,901   10,132,015   7,629,128     7,357,221     324,000
          COF WITH LTV 80.01 TO 85   8,617,288    5,730,378     838,847          0            0
          COF WITH LTV 85.01 TO 90   6,266,166    4,514,163    1,450,854       66,000         0
          COF WITH LTV 90.01 TO 95   1,561,827    2,081,015     720,241          0            0
         COF WITH LTV 95.01 TO 100    453,689         0         550,500          0            0
          COF WITH LTV 100.01 PLUS
                             OTHER

OCCUPANCY STATUS:
                    OWNER OCCUPIED  132,584,506   86,646,592   26,951,814    33,445,584   1,139,714
                          2ND HOME   4,335,805    3,267,035    1,950,128     3,753,662     750,000
                        INVESTMENT   66,543,967   18,042,931   6,433,418     10,315,650    362,631
                             OTHER

LOAN BALANCE
                      BELOW 50,000   7,187,830     462,672       40,000        25,000         0
              50,000.01 TO 100,000   26,040,209   3,245,700     782,552       853,552       61,910
             100,000.01 TO 150,000   26,340,791   11,588,157   1,929,426     6,414,439        0
             150,000.01 TO 200,000   25,837,345   14,728,690   3,171,652     6,295,430        0
             200,000.01 TO 400,000   75,943,405   51,191,474   16,297,953    24,334,875    940,436
             400,000.01 TO 500,000   22,576,959   14,406,734   4,051,427     3,951,200     500,000
             500,000.01 TO 600,000   8,741,239    7,873,131    2,223,200     2,141,000        0
           600,000.01 TO 1,000,000   10,796,500   4,460,000    5,539,150     3,499,400     750,000
            1,000,000.01 AND ABOVE       0            0        1,300,000         0            0

LOAN TERM
                         >30 YEARS  191,965,421  107,956,558   35,335,359    47,514,896   2,252,346
                          30 YEARS   3,704,448        0            0             0            0
                          20 YEARS   7,453,354        0            0             0            0
                          15 YEARS    341,055         0            0             0            0
                             OTHER

DOCUMENTATION TYPE
                FULL DOCUMENTATION   76,318,836   24,247,988   10,374,269    13,172,807    561,910
             LIMITED DOCUMENTATION   59,795,101   29,465,600   14,305,640    14,699,441    300,721
     STATED DOCS WITH LTV BELOW 70   4,679,321    4,999,384     390,556       490,700         0
  STATED DOCS WITH LTV 70.01 TO 75   1,942,661    1,229,567     522,886       634,500         0
  STATED DOCS WITH LTV 75.01 TO 80   20,005,306   14,472,848   1,744,179     2,516,656     315,714
  STATED DOCS WITH LTV 80.01 TO 85    114,888     3,116,611     771,093       162,900         0
  STATED DOCS WITH LTV 85.01 TO 90    318,921     2,410,929     824,720          0            0
  STATED DOCS WITH LTV 90.01 TO 95    127,080      644,963         0             0            0
 STATED DOCS WITH LTV 95.01 TO 100
 STATED DOCS WITH LTV ABOVE 100.01
                             OTHER   40,162,165   27,368,668   6,402,017     15,837,893   1,074,000

LIEN STATUS
                          1ST LIEN  203,464,278  107,956,558   35,335,359    47,514,896   2,252,346
   SECOND LIENS WITH LTV BELOW  85
SECOND LIENS WITH LTV  85.01 TO 90
SECOND LIENS WITH LTV  90.01 TO 95
SECOND LIENS WITH LTV 95.01 TO 100
SECOND LIENS WITH LTV ABOVE 100.01

INTEREST ONLY
           DOLLAR OF MORTGAGE TYPE   66,871,821   57,656,277   27,233,367    41,102,029    1,635,910
                         AVE. FICO          691          680          687           696          667
                          AVE. LTV        77.08        78.72        78.15         77.72        70.41
                     % STATED DOCS        28.54        20.79        23.27         29.18        34.35
                       % FULL DOCS        17.89        16.75        10.62          8.21            0